==============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) December 5, 1997
                                                    ----------------------------

                          CASE RECEIVABLES II INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                 33-99298                      76-0439709
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)              Identification No.)


233 Lake Avenue, Racine, Wisconsin                                       53403
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                   -----------------------------


                     233 Lake Avenue, Racine, Wisconsin 53403
--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)






================================================================================

Item 5.           Other Events

         In the Prospectus Supplement dated September 11, 1997, issued under Registration Statement No. 33-99298, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Loan Trust 1997-B upon completion of the Funding Period. Following below is such information:

                         FLOATING RATE RECEIVABLES

                Composition of the Floating Rate Receivables
                   as of the end of the Funding Period

  Weighted
  Average                                 Weighted         Weighted     Average
   APR of      Aggregate      Number of     Average         Average     Contract
Receivables  Contract Value  Receivables Remaining Term  Original Term   Value
-----------  --------------  ----------- --------------- -------------  --------

7.746%       $86,616,264.24   4,362       35.89 months   51.93 months $19,857.01


            Distribution by APR of the Floating Rate Receivables
                    as of the end of the Funding Period




                                                   Aggregate         Percent of
                              Number of             Contract          Aggregate
APR Range                     Receivables              Value      Contract Value
                              -----------      -------------      --------------
6.00%   to   6.99%                 1,146      $21,331,126.26             24.63%
7.00%   to   7.99%                 1,104       25,520,818.86             29.46
8.00%   to   8.99%                   742       18,289,583.88             21.12
9.00%   to   9.99%                 1,020       16,467,222.65             19.01
10.00%  to  10.99%                   300        4,557,030.04              5.26
11.00%  to  11.99%                    40          387,177.68              0.45
12.00%  to  12.99%                    10           63,304.87              0.07

Total                              4,362       $86,616,264.04           100.00%
                                 =======       ==============           =======

          Distribution of Maximum Cap on Floating Rate Receivables as of the end of the Funding Period



                                                   Aggregate          Percent of
                                 Number of          Contract           Aggregate
Maximum Cap                    Receivables             Value      Contract Value
                               -----------             -----      --------------
10.00% to 10.49%                    1,957     $36,146,073.63             41.73%
10.50% to 10.99%                        3          94,575.43              0.11
11.00% to 11.49%                      315      13,877,476.99             16.02
11.50% to 11.99%                      251       4,645,746.34              5.36
12.00% to 12.49%                      995      19,507,685.24             22.52
12.50% to 12.99%                      302       5,155,652.64              5.95
13.00% to 13.49%                      316       4,026,967.21              4.65
13.50% to 13.99%                        9         135,557.77              0.16
14.00% to 14.49%                        6          77,334.12              0.09
15.50% to 15.99%                        1           5,883.66              0.01
16.00% to 16.49%                        2          26,882.74              0.03
No Cap                                205       2,916,428.47              3.37
                                   ------       ------------            -------
Total                               4,362    $86,6161,264.24            100.00%
                                    =====     ==============           =========




            Distribution of Margins on Floating Rate Receivables
                    as of the end of the Funding Period


                                                  Aggregate           Percent of
                             Number of             Contract            Aggregate
Margin                     Receivables                Value       Contract Value
                           -----------        -------------       --------------
-2.99% to  2.00%                   130       $ 2,230,576.08                2.58%
-1.99% to  1.00%                 1,962        36,982,120.93               42.70
-0.99% to  0.01%                   286        12,663,137.88               14.62
 0.00% to  0.99%                 1,026        22,410,881.22               25.87
1.00%  to  1.99%                   821        10,392,657.58               12.00
2.00%  to  2.99%                   123         1,857,259.09                2.14
3.00%  to  3.99%                    12            52,748.72                0.06
4.00%  to  4.99%                     2            26,882.74                0.03
                              --------       --------------           ----------
Total                            4,362       $86,616,264.24              100.00%
                                 =====       ==============           =========

      Distribution by Equipment Type of the Floating Rate Receivables
                    as of the end of the Funding Period




                                                                     Percent of
                                                Aggregate            Aggregate
                              Number of          Contract             Contract
Type                        Receivables           Value                Value
----                        -----------         ---------            ----------
Agricultural
         New                      1,562       $33,537,738.96             38.72%
         Used                     2,629        49,527,721.47             57.18
Construction
         New                         99         2,186,244.40              2.52
         Used                        72         1,364,559.41              1.58
                                    ---         ------------             -----
Total                             4,362       $86,616,264.24            100.00%
                                  =====       ==============            ======


     Distribution by Payment Frequency of the Floating Rate Receivables
                    as of the end of the Funding Period



                                                                      Percent of
                                                       Aggregate       Aggregate
                                     Number of          Contract        Contract
Frequency                          Receivables             Value           Value
---------                          -----------         ---------        --------
Annual                                   3,270    $68,202,240.01          78.74%
Semiannual                                 616      9,539,200.60          11.01
Quarterly                                   51        767,319.00           0.89
Monthly                                    425      8,107,504.63           9.36
                                           ---      ------------           ----


Total                                    4,362    $86,616,264.24         100.00%
                                         =====    ==============         ======

       Distribution by Current Value of the Floating Rate Receivables
                    as of the end of the Funding Period

                                                                     Percent of
 Contract                                        Aggregate            Aggregate
  Value                       Number of          Contract             Contract
  Range                       Receivables          Value                Value
---------                     -----------        ----------          ----------


$     0.01 to $ 5,000.00           907         $2,832,930.29             3.27%
  5,000.01 to  10,000.00         1,028          7,454,731.47             8.60
 10,000.01 to  15,000.00           609          7,430,324.81             8.58
 15,000.01 to  20,000.00           357          6,197,310.59             7.15
 20,000.01 to  25,000.00           268          5,978,333.32             6.90
 25,000.01 to  30,000.00           208          5,690,980.29             6.57
 30,000.01 to  35,000.00           201          6,483,612.84             7.49
 35,000.01 to  40,000.00           150          5,608,885.43             6.48
 40,000.01 to  45,000.00           148          6,285,486.27             7.26
 45,000.01 to  50,000.00           112          5,302,113.99             6.12
 50,000.01 to  55,000.00            78          4,063,089.44             4.69
 55,000.01 to  60,000.00            63          3,618,329.55             4.18
 60,000.01 to  65,000.00            36          2,244,006.90             2.59
 65,000.01 to  70,000.00            43          2,891,170.96             3.34
 70,000.01 to  75,000.00            32          2,310,301.37             2.67
 75,000.01 to 100,000.00            89          7,670,117.15             8.85
100,000.01 to 200,000.00            30          3,743,281.15             4.32
200,000.01 to 300,000.00             2            466,496.70             0.54
300,000.01 and over                  1            344.761.72             0.40
        Total                  --------     ----------------            ------
                                 4,362        $86,616,264.24           100.00%
                                 =====        ==============           =======

              Geographic Distribution of the Floating Rate Receivables
                         as of the end of the Funding Period


                             Percent of                              Percent of
                             Aggregate                               Aggregate
State(1)                   Contract Value     State               Contract Value
--------                   --------------     -----               --------------
Alabama.....................   0.86%          Nebraska................    5.49%
Arizonza....................    0.30          Nevada..................    0.02
Arkansas....................    6.55          New Hampshire...........    0.04
California..................    1.17          New Jersey..............    0.10
Colorado....................    0.37          New Mexico..............    0.13
Connecticut.................    0.04          New York................    1.28
Delaware....................    0.55          North Carolina..........    0.88
Florida.....................    0.01          North Dakota............    4.97
Georgia.....................    3.45          Ohio.....................   1.77
Idaho.......................    1.40          Oklahoma.................   1.78
Illinois ...................    5.87          Oregon...................   1.24
Indiana.....................    2.01          Pennsylvania.............   1.05
Iowa........................    9.69          South Carolina...........   0.49
Kansas  ....................    7.67          South Dakota  ...........   6.19
Kentucky....................    1.04          Tennessee................   0.75
Louisiana...................    0.32          Texas....................   6.70
Maine.......................    0.07          Utah.....................   1.15
Maryland....................    0.52          Vermont..................   0.05
Massachusetts...............    0.01          Virginia.................   0.17
Michigan....................    1.57          Washington...............   1.97
Minnesota...................   11.17          West Virginia............   0.07
Mississippi   ..............    0.71          Wisconsin................   3.86
Missouri....................    2.44          Wyoming..................   0.80
                                                                        ------
Montana.....................    1.26             Total................  100.00%
                                                                        =======



--------------------------
(1)      Based on billing addresses of Obligors.

                           FIXED RATE RECEIVABLES

                 Composition of the Fixed Rate Receivables
                    as of the end of the Funding Period

  Weighted
  Average                                  Weighted        Weighted     Average
   APR of      Aggregate     Number of      Average          Average    Contract
Receivables  Contract Value Receivables  Remaining Term  Original Term   Value
----------- --------------- -----------  --------------  -------------  --------

 8.734%    $735,718,639.36    24,044     46.25 months    50.21 months $30,598.85



             Distribution by APR of the Fixed Rate Receivables
                    as of the end of the Funding Period


                                                    Aggregate         Percent of
                                   Number of         Contract          Aggregate
APR Range                         Receivables           Value     Contract Value
                                  -----------    -------------    --------------
3.00%   to   3.99%                       617    $ 9,295,039.32             1.26%
4.00%   to   4.99%                       142     11,632,963.55             1.58
5.00%   to   5.99%                       872     36,540,601.48             4.97
6.00%   to   6.99%                       946     20,450,250.71             2.78
7.00%   to   7.99%                     4,289    104,762,172.54            14.24
8.00%   to   8.99%                     4,349    199,243,004.07            27.08
9.00%   to   9.99%                     4,019    195,504,741.59            26.57
10.00%  to 10.99%                      6,839    120,086,027.09            16.32
11.00%  to 11.99%                      1,235     21,985,839.09             2.99
12.00%  to 12.99%                        367      9,467,787.74             1.29
13.00%  to 13.99%                        251      4,236,082.87             0.58
14.00%  to 14.99%                        101      2,126,910.90             0.29
15.00%  to 15.99%                         11        126,083.15             0.02
16.00%  to 16.99%                          2        185,792.22             0.03
17.00%  to 17.99%                          4         75,343.05             0.01
                              --------------  -----------------         --------
Total                                 24,044   $735,718,639.36           100.00%
                                ============   ===============           =======

        Distribution by Equipment Type of the Fixed Rate Receivables
                    as of the end of the Funding Period




                                                                     Percent of
                                                         Aggregate    Aggregate
                                       Number of         Contract      Contract
Type                                 Receivables            Value        Value
----                                 -----------         --------    -----------

Agricultural
         New                              7,017    $199,385,121.72        27.10%
         Used                             9,416     262,973,579.46        35.74

Construction
         New                               4,710    187,953,476.25        25.55
         Used                              2,901     85,406,461.92        11.61
                                          ------    ---------------      -------
Total                                     24,044   $735,718,639.36       100.00%
                                          ======   ===============       ======


      Distribution by Payment Frequency of the Fixed Rate Receivables
                    as of the end of the Funding Period



                                                                     Percent of
                                                    Aggregate         Aggregate
                                  Number of          Contract          Contract
Frequency                       Receivables             Value            Value
---------                       -----------         ---------          --------
Annual                              12,764      $392,384,030.68          53.33%
Semiannual                          10,103       307,660,701.26          41.82
Quarterly                              184         4,370,649.16           0.59
Monthly                                993        31,303,258.25           4.25
                                   -------       --------------          -----


Total                               24,044      $735,718,639.36         100.00%
                                    ======       ==============         =======

         Distribution by Current Value of the Fixed Rate Receivable
                    as of the end of the Funding Period



                                                                     Percent of
   Contract                                         Aggregate         Aggregate
    Value                       Number of            Contract          Contract
    Range                     Receivables             Value             Value
   --------                   ------------         ----------        ----------

$      0.01 to $  5,000.00          2,756       $  9,153,220.31           1.24%
   5,000.01 to   10,000.00          4,417         32,344,875.96           4.40
  10,000.01 to   15,000.00          3,407         41,895,548.00           5.69
  15,000.01 to   20,000.00          2,394         41,475,640.23           5.64
  20,000.01 to   25,000.00          1,596         35,543,488.01           4.83
  25,000.01 to   30,000.00          1,143         31,408,429.50           4.27
  30,000.01 to   35,000.00          1,030         33,391,305.75           4.54
  35,000.01 to   40,000.00            987         37,046,001.21           5.04
  40,000.01 to   45,000.00            858         36,368,747.29           4.94
  45,000.01 to   50,000.00            772         36,598,147.84           4.97
  50,000.01 to   55,000.00            728         38,176,519.17           5.19
  55,000.01 to   60,000.00            566         32,498,394.36           4.42
  60,000.01 to   65,000.00            465         28,964,969.95           3.94
  65,000.01 to   70,000.00            376         25,270,405.83           3.43
  70,000.01 to   75,000.00            331         23,958,840.52           3.26
  75,000.01 to  100,000.00          1,127         97,159,359.59          13.21
 100,000.01 to 200,000.00             985        124,330,351.03           6.90
 200,000.01 to 300,000.00              71         17,101,587.13           2.32
 300,000.01 and over                   35        13 ,032,803.68           1.77
                                   --------     ---------------         -------

       Total                       24,044    $735,718,639.36            100.00%
                                   ======    ---------------            -------

           Geographic Distribution of the Fixed Rate Receivables as of the end of the Funding Period


                         Percent of                                 Percent of
                          Aggregate                                  Aggregate
State(1)               Contract Value      State                  Contract Value

Alabama...................   3.10%         Nebraska.................    3.55%
Alaska....................   0.21          Nevada...................    0.49
Arizonza..................   1.86          New Hampshire............    0.25
Arkansas..................   5.35          New Jersey...............    0.62
California................   2.78          New Mexico...............    0.40
Colorado..................   1.69          New York.................    1.99
Connecticut...............   0.34          North Carolina...........    2.13
Delaware..................   0.31          North Dakota.............    1.87
Florida...................   1.57          Ohio.....................    2.69
Georgia...................   2.86          Oklahoma.................    1.58
Hawaii....................   0.04          Oregon...................    1.41
Idaho.....................   1.71          Pennsylvania.............    1.93
Illinois .................   6.44          Rhode Island.............    0.01
Indiana...................   2.88          South Carolina...........    0.94
Iowa......................   6.26          South Dakota  ............   2.83
Kansas  ..................   2.60          Tennessee.................   2.44
Kentucky..................   1.59          Texas.....................   7.26
Louisiana.................   1.72          Utah......................   0.71
Maine.....................   0.40          Vermont...................   0.20
Maryland..................   0.86          Virginia..................   1.06
Massachusetts.............   0.26          Washington................   1.78
Michigan..................   2.37          Washington D.C............   0.00
Minnesota.................   4.28          West Virginia.............   0.30
Mississippi   .............  3.88          Wisconsin.................   2.64
Missouri...................  3.80          Wyoming...................   0.34
                                                                      --------
Montana....................  1.40             Total.................. 100.00%
                                                                      ======


--------------------------
(1)  Based on billing addresses of Obligors.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASE RECEIVABLES II INC.
                                             (Registrant)




Dated: December 17, 1997               By: /s/ Peter Hong
                                           -------------------
                                            Peter Hong
                                            Treasurer